SUPPLEMENT DATED MAY 19, 2003

TO

PROSPECTUSES DATED MAY 1, 2003

FOR

MFS REGATTA GOLD NY

AND

MFS REGATTA EXTRA NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

Effective June 9, 2003, all share classes of the following Series of the MFS/Sun Life Series Trust will be closed for investment by Contacts purchased on or after June 9, 2003:
MFS/Sun Life Series Trust Global Asset Allocation ("Global Asset Allocation ")
MFS/Sun Life Series Trust Global Telecommunications ("Global Telecommunications ")*

                   * Not available on MFS Regatta Gold NY Contracts

Meetings of the shareholders of Global Asset Allocation and Global Telecommunications are expected to take place on or about July 28, 2003.

At the Global Asset Allocation shareholder meeting, all Contract Owners of record of all share classes of that Series as of June 10, 2003, will be entitled to vote on a recommendation to merge Global Asset Allocation into MFS/Sun Life Series Trust Global Total Return ("Global Total Return "). If the recommendation is approved, Global Asset Allocation will be liquidated as of the close of business on or about September 5, 2003 (the "Exchange Date"). Any Account Value remaining in Global Asset Allocation on the Exchange Date will be automatically reinvested in the corresponding share class of Global Total Return.

At the Global Telecommunications shareholder meeting, all Contract Owners of record of all share classes of that Series as of June 10, 2003, will be entitled to vote on a recommendation to merge Global Telecommunications into MFS/Sun Life Series Trust Technology ("Technology "). If the recommendation is approved, Global Telecommunications will be liquidated as of the close of business on or about September 5, 2003 (the "Exchange Date"). Any Account Value remaining in Global Telecommunications on the Exchange Date will be automatically reinvested in the corresponding share class of Technology.

For more information about these mergers, please refer to the MFS/Sun Life Series Trust prospectus and related supplement.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.